UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

AmerInst Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Davies Captive Management Limited
25 Church Street, Continental Building
P.O. Box HM 1601, Hamilton, Bermuda HMGX
(Address of Principal Executive Office) (Zip Code)

(441) 295-2185
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMERINST INSURANCE GROUP, LTD.

FORM 8-K
CURRENT REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2023, Protexure Insurance Agency, Inc. (“PIA”), a Delaware corporation wholly owned by AmerInst Mezco, Ltd. (“Mezco”), a Bermuda entity wholly owned by AmerInst Insurance Group, Ltd. (the “Company”), Protexure Risk Purchasing Group, Inc. (together with PIA, “Protexure”), an Illinois corporation wholly owned by Mezco, and MAC 43, LLC, an Ohio corporation (the “Purchaser”), entered into an Asset Purchase Agreement (the “APA”) providing for the sale of substantially all of Protexure’s assets (other than cash and certain excluded assets) to the Purchaser in exchange for a purchase price of $1,500,000 payable in cash at closing (the “Asset Sale”). Capitalized terms used below that are not defined herein shall have the meanings ascribed to such terms in the APA.

The consummation of the Asset Sale is subject to the satisfaction or waiver of a number of conditions on or prior to the Closing. Such conditions include approval of the Asset Sale by the Company’s shareholders (the “Shareholders”).

The APA provides that it may be terminated at any time prior to the Closing Date, under certain circumstances, including: (i) by written mutual consent of Protexure and the Purchaser; (ii) by Protexure or the Purchaser if the Asset Sale is not completed by September 30, 2023, subject to certain limitations; and (iii) by Protexure or the Purchaser if there has been a material breach on the part of the other Party in any material representation, warranty, or covenant set forth in the APA, subject to certain provisions allowing the opportunity to cure such a breach.

The APA restricts Protexure’s ability to explore the sale of any of its assets or shares of capital stock to a third party, or a merger or consolidation of Protexure with any other entity.

Protexure has made customary representations, warranties, and covenants in the APA. Protexure and the Purchaser have agreed to indemnify each other (and each of their successors and permitted assigns) for (a) damages as a result of certain breaches of representations, warranties, covenants, agreements, or obligations contained in the APA or any other Acquisition Document or any other instrument contemplated by the APA or other Acquisition Document, and (b) claims for any broker’s or finder’s fee or similar fee charged for commission. Further, Protexure has agreed to indemnify the Purchaser (and its successors and permitted assigns) for (a) certain damages with respect to taxes, (b) certain damages relating to environmental law violations, (c) liabilities to employees or to third parties for personal injury, death, or damage to property arising out of or occurring in connection with products sold or services rendered by Protexure, and (d) certain claims made by former or current employees under any employee benefit plan.

The above description of the APA is qualified in its entirety by reference to the APA, which is filed as an exhibit to and incorporated by reference in this Report on Form 8-K.

The APA and this summary of terms are included to provide you with information regarding the terms of the APA and are not intended to provide you with any other factual information about the Company. Factual disclosures about the Company contained in the APA or in the public reports of the Company filed with the SEC, which are available without charge at www.sec.gov, may supplement, update, or modify the factual disclosures about the Company contained in the APA. The APA contains representations and warranties by Protexure made solely for the benefit of the Purchaser. The representations, warranties, and covenants made in the APA by Protexure were qualified and subject to important limitations agreed to by Protexure and the Purchaser in connection with negotiating the terms of the APA. In particular, in your review of the representations and warranties contained in the APA and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the APA may have the right not to consummate the Asset Sale if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the APA, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to shareholders and reports and documents filed with the SEC or other regulatory bodies, and some were qualified by the matters contained in the confidential disclosure schedules that Protexure delivered in connection with the APA. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Report on Form 8-K, may have changed since the date of the APA. Accordingly, the representations and warranties in the APA should not be relied on by any person as characterizations of the actual state of facts about Protexure at the time they were made or otherwise and should be read only in conjunction with the other information provided elsewhere in this Report or incorporated by reference into this Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Asset Purchase Agreement, dated as of June 15, 2023, by and among MAC 43, LLC, Protexure Insurance Agency, Inc., and Protexure Risk Purchasing Group, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Thomas B. Lillie
Thomas B. Lillie Chairman of the Board

Date: June 21, 2023